UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On February 13, 2015, Portland General Electric Company (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2014. The press release is furnished herewith as Exhibit 99.1 to this Report.

Item 7.01    Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01.

At 11:00 a.m. ET on Friday, February 13, 2015, the Company will hold its annual earnings call and webcast, and will utilize a slide presentation in conjunction with the earnings call. A copy of the slide presentation is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release issued by Portland General Electric Company dated February 13, 2015.
99.2	Portland General Electric Company Fourth Quarter 2014 Slides dated February 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	February 12, 2015	By:	/s/ James F. Lobdell
James F. Lobdell
Senior Vice President of Finance, Chief Financial Officer and Treasurer

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